UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 25, 2002

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2002 providing for the issuance of Centex Home Equity Loan Trust 2002-B.

                                 CHEC FUNDING LLC
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-02                 76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-6811

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Centex Home Equity Loan Trust 2002-B (the "Certificates").

     The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 ( the "Agreement"), among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee. On October 25, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 25, 2002 as Exhibit 99.1.

CHEC FUNDING LLC
Centex Home Equity Loan Trust 2002-B
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JPMorgan Chase Bank,
                                 not in its individual capacity but solely as Trustee under the
                                 Agreement referred to herein



Date:  October 28, 2002        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         October 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  October 25, 2002


                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               October 25, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1      54,800,000.00     45,402,907.50     2,720,723.82     135,452.01   2,856,175.83   0.00            0.00       42,682,183.68
AF_2      31,000,000.00     31,000,000.00             0.00     115,914.17     115,914.17   0.00            0.00       31,000,000.00
AF_3      25,000,000.00     25,000,000.00             0.00     106,708.33     106,708.33   0.00            0.00       25,000,000.00
AF_4      31,800,000.00     31,800,000.00             0.00     156,244.00     156,244.00   0.00            0.00       31,800,000.00
AF_5       5,000,000.00      5,000,000.00             0.00      26,391.67      26,391.67   0.00            0.00        5,000,000.00
AF_6      16,317,000.00     16,317,000.00             0.00      80,361.23      80,361.23   0.00            0.00       16,317,000.00
MF_1      10,423,000.00     10,423,000.00             0.00      55,745.68      55,745.68   0.00            0.00       10,423,000.00
MF_2       9,000,000.00      9,000,000.00             0.00      51,705.00      51,705.00   0.00            0.00        9,000,000.00
BF         6,160,000.00      6,160,000.00             0.00      36,508.27      36,508.27   0.00            0.00        6,160,000.00
AV       191,470,000.00    175,289,459.55     5,095,420.97     302,922.10   5,398,343.07   0.00            0.00      170,194,038.58
MV_1      17,512,000.00     17,512,000.00             0.00      36,100.26      36,100.26   0.00            0.00       17,512,000.00
MV_2      12,843,000.00     12,843,000.00             0.00      31,719.53      31,719.53   0.00            0.00       12,843,000.00
BV        11,675,000.00     11,673,201.21             0.00      35,834.30      35,834.30   0.00            0.00       11,673,201.21
R                  0.00              0.00             0.00           0.00           0.00   0.00            0.00                0.00
TOTALS   423,000,000.00    397,420,568.26     7,816,144.79   1,171,606.55   8,987,751.34   0.00            0.00      389,604,423.47

AIO_1     48,000,000.00     33,000,000.00             0.00     165,000.00     165,000.00   0.00            0.00       30,000,000.00
AIO_2     56,000,000.00     40,000,000.00             0.00     200,000.00     200,000.00   0.00            0.00       38,000,000.00
X_IO           9,998.46          9,998.46             0.00          13.81          13.81   0.00            0.00            9,998.46

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1    152314EU0       828.52020985     49.64824489     2.47175201     52.11999690          778.87196496     AF_1      3.580000 %
AF_2    152314EV8     1,000.00000000      0.00000000     3.73916677      3.73916677        1,000.00000000     AF_2      4.487000 %
AF_3    152314EW6     1,000.00000000      0.00000000     4.26833320      4.26833320        1,000.00000000     AF_3      5.122000 %
AF_4    152314EX4     1,000.00000000      0.00000000     4.91333333      4.91333333        1,000.00000000     AF_4      5.896000 %
AF_5    152314EY2     1,000.00000000      0.00000000     5.27833400      5.27833400        1,000.00000000     AF_5      6.334000 %
AF_6    152314EZ9     1,000.00000000      0.00000000     4.92500031      4.92500031        1,000.00000000     AF_6      5.910000 %
MF_1    152314FA3     1,000.00000000      0.00000000     5.34833349      5.34833349        1,000.00000000     MF_1      6.418000 %
MF_2    152314FB1     1,000.00000000      0.00000000     5.74500000      5.74500000        1,000.00000000     MF_2      6.894000 %
BF      152314FC9     1,000.00000000      0.00000000     5.92666721      5.92666721        1,000.00000000     BF        7.112000 %
AV      152314FD7       915.49307751     26.61211140     1.58208649     28.19419789          888.88096610     AV        2.073750 %
MV_1    152314FE5     1,000.00000000      0.00000000     2.06145843      2.06145843        1,000.00000000     MV_1      2.473750 %
MV_2    152314FF2     1,000.00000000      0.00000000     2.46979133      2.46979133        1,000.00000000     MV_2      2.963750 %
BV      152314FG0       999.84592805      0.00000000     3.06931906      3.06931906          999.84592805     BV        3.683750 %
TOTALS                  939.52853017     18.47788366     2.76975544     21.24763910          921.05064650

AIO_1   N/A             687.50000000      0.00000000     3.43750000      3.43750000          625.00000000     AIO_1     6.000000 %
AIO_2   N/A             714.28571429      0.00000000     3.57142857      3.57142857          678.57142857     AIO_2     6.000000 %
X_IO    N/A           1,000.00000000      0.00000000     1.38121271      1.38121271        1,000.00000000     X_IO      0.000000 %

--------------------------------------------------------------------------------------------------------  ------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                    Sora Jun
               JPMorgan Chase Bank - Structured Finance Services
                         450 W. 33rd Street, 8th Floor,
                            New York, New York 10001
                              Tel: (212) 946-3669
                              Fax: (212) 946-3916
                           Email: Sora.jun@chase.com
                    ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               October 25, 2002


Sec. 7.09(ii)     Distributions Allocable to Principal

                  Group I
                  Scheduled Monthly Payments                                                     194,495.92
                  Curtailments                                                                    53,068.38
                  Prepayments in Full                                                          2,072,641.33
                  Loans Repurchased by Seller                                                          0.00
                  Substitution Amounts                                                                 0.00
                  Net Liquidation Proceeds                                                             0.00
                  Subordination Increase Amount                                                  400,518.19
                  Excess Overcollateralization Amount                                                  0.00

                  Group II
                  Scheduled Monthly Payments                                                    116,322.62
                  Curtailments                                                                   13,976.77
                  Prepayments in Full                                                         3,951,744.35
                  Loans Repurchased by Seller                                                         0.00
                  Substitution Amounts                                                                0.00
                  Net Liquidation Proceeds                                                            0.00
                  Subordination Increase Amount                                               1,013,377.23
                  Excess Overcollateralization Amount                                                 0.00

Sec. 7.09(iv)     Class Interest Carryover Shortfall
                  Group I Certificates
                  Class AF-1                                                                           0.00
                  Class AF-2                                                                           0.00
                  Class AF-3                                                                           0.00
                  Class AF-4                                                                           0.00
                  Class AF-5                                                                           0.00
                  Class AF-6                                                                           0.00
                  Class MF-1                                                                           0.00
                  Class MF-2                                                                           0.00
                  Class BF                                                                             0.00
                  Group II Certificates
                  Class AV                                                                             0.00
                  Class MV-1                                                                           0.00
                  Class MV-2                                                                           0.00
                  Class BV                                                                             0.00

Sec. 7.09(v)      Class Principal Carryover Shortfall
                  Group I Certificates
                  Class AF-1                                                                           0.00
                  Class AF-2                                                                           0.00
                  Class AF-3                                                                           0.00
                  Class AF-4                                                                           0.00
                  Class AF-5                                                                           0.00
                  Class AF-6                                                                           0.00
                  Class MF-1                                                                           0.00
                  Class MF-2                                                                           0.00
                  Class BF                                                                             0.00
                  Group II Certificates
                  Class AV                                                                             0.00
                  Class MV-1                                                                           0.00
                  Class MV-2                                                                           0.00
                  Class BV                                                                             0.00

Sec. 7.09(vi)    Aggregate Loan Balance of Each Group
                 Group I Beginning Aggregate Loan Balance                                           180,502,549.91
                 Group I Ending Aggregate Loan Balance                                              178,182,344.28

                 Group II Beginning Aggregate Loan Balance                                          218,332,606.82
                 Group II Ending Aggregate Loan Balance                                             214,250,563.08

Sec. 7.09(vii)   Overcollateralization
                 Group I Overcollateralization Amount                                                   800,160.60
                 Group I Required Overcollateralization Amount                                        3,316,397.08

                 Group II Overcollateralization Amount                                                2,028,323.29
                 Group II Required Overcollateralization Amount                                       4,670,031.88

Sec. 7.09(viii) Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)     Substitution Amounts
                  Group I                                                                               0.00
                  Group II                                                                              0.00
Sec. 7.09(ix)     Loan Purchase Price Amounts
                  Group I                                                                               0.00
                  Group II                                                                              0.00

Sec. 7.09(x)      Weighted Average Net Coupon Rate
                  Group I                                                                                8.8456 %
                  Group II                                                                               8.9036 %





Sec. 7.09(xi)     Monthly Interest Amount
                  Group I                                                                               1,331,048.55
                  Group II                                                                              1,620,453.42

Sec. 7.09(xiii)   Weighted Average Gross Margin - Group II Loans                                            8.7781 %

Sec. 7.09(xiv)    Largest Loan Balance
                  Group I                                                                                 526,386.71
                  Group II                                                                                524,798.11

Sec. 7.09(xv)     Basic Principal Amount
                  Group I                                                                               2,320,205.63
                  Group II                                                                              4,082,043.74

Sec. 7.09(xvi)    Net Wac Cap Carryover
                  Group I                                                                                       0.00
                  Group II                                                                                      0.00

Sec. 7.09(xvi)    Net Wac Cap
                  Group I                                                                                      7.75 %
                  Group II                                                                                     7.80 %

Sec. 7.09(xix)    Applied Realized Loss Amounts
                  Group I                                                                                      0.00
                  Class MF-1                                                                                   0.00
                  Class MF-2                                                                                   0.00
                  Class BF                                                                                     0.00
                  Group II                                                                                     0.00
                  Class MV-1                                                                                   0.00
                  Class MV-2                                                                                   0.00
                  Class BV                                                                                     0.00

Sec. 7.09(b)(i)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                                         Group 1
                                -----------------------------------------------
                                        Category              Number           Principal Balance      Percentage
                                        1 Month                   43            1,675,424.25                  0.94 %
                                        2 Month                   24            1,037,211.51                  0.58 %
                                        3 Month                   18              887,539.54                  0.50 %
                                        Total                     85            3,600,175.30                  2.02 %


                                         Group 2
                                -----------------------------------------------
                                        Category              Number               Principal Balance      Percentage
                                        1 Month                   47            3,507,441.43                  1.64 %
                                        2 Month                   21            1,393,523.36                  0.65 %
                                        3 Month                   14            1,656,509.75                  0.77 %
                                         Total                    82            6,557,474.54                  3.06 %


                                      Group Totals
                                -----------------------------------------------
                                        Category              Number               Principal Balance      Percentage
                                        1 Month                  90            5,182,865.68                  1.32 %
                                        2 Month                  45            2,430,734.87                  0.62 %
                                        3 Month                  32            2,544,049.29                  0.65 %
                                        Total                   167           10,157,649.84                  2.59 %


Sec. 7.09(b)(ii)  Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                                 Group 1
                                         Number            Principal Balance                Percentage
                                           9                428,529.27                 0.24 %


                                                 Group 2
                                         Number            Principal Balance                Percentage
                                           7                589,897.59                 0.28 %


                                                Group Totals
                                         Number            Principal Balance                Percentage
                                          16              1,018,426.86                 0.26 %



Sec. 7.09(b)(iii  Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                                                 Group 1
                                         Number            Principal Balance                Percentage
                                          17                934,124.53                 0.52 %


                                                 Group 2
                                         Number            Principal Balance                Percentage
                                          22              2,180,225.38                 1.02 %



                                                Group Totals
                                         Number            Principal Balance                Percentage
                                          39              3,114,349.91                 0.79 %


Sec. 7.09(b)(iii  Balloon Loans
                  Number of Balloon Loans                                              174.00
                  Balance of Balloon Loans                                      13,250,437.60

Sec. 7.09(b)(iv)  Number and Aggregate Principal Amounts of REO Loans

                                                Group 1
                                         Number              Principal Balance       Percentage
                                           0                            0.00            0.00 %

                                                 Group 2
                                         Number              Principal Balance       Percentage
                                           2                384,345.00                 0.18 %


                                                Group Totals
                                         Number              Principal Balance       Percentage
                                           2                384,345.00                 0.10 %



Sec. 7.09(b)(v)   Book Value of REO Loans
                  Group I                                                                                   0.00
                  Group II                                                                            384,750.00

Sec. 7.09(b)(vi)  Realized Losses
                  Group I
                  Monthly Realized Losses                                                                   0.00
                  Cumulative Realized Losses                                                                5.00

                  Group II
                  Monthly Realized Losses                                                                   0.00
                  Cumulative Realized Losses                                                            1,798.79

Sec. 7.09(b)(vii  Net Liquidation Proceeds
                  Group I                                                                                   0.00
                  Group II                                                                                  0.00

Sec. 7.09(b)(vii  60+ Delinquency Percentage (Rolling Three Month)
                  Group I                                                                                 0.93 %
                  Group II                                                                                1.57 %

Sec. 7.09(b)(ix)  Cumulative Loss Percentage
                  Group I                                                                                 0.00 %
                  Group II                                                                                0.00 %

Sec. 7.09(b)(x)   Has a Trigger Event Occurred?
                  Group I                                                                                     NO
                  Group II                                                                                    NO

                  1-Month LIBOR for Current Distribution Date                                             1.81375 %
